                             STOCK OPTION AGREEMENT
                            FOR NONEMPLOYEE DIRECTORS

     THIS  AGREEMENT,  made as of the 21st day of  December,  2000  (the  "Grant
Date"),  between National Service Industries,  Inc., a Delaware corporation (the
"Company"), and "Name" (the "Optionee").

     WHEREAS, the Company has adopted the National Service Industries, Inc. 1992
Nonemployee  Directors'  Stock  Option  Plan (the  "Plan")  in order to  provide additional  incentive to nonemployee  directors to exert maximum efforts for the success of the Company; and

     WHEREAS, pursuant to the terms of the Plan, the Optionee is entitled to the option grant provided herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Grant of Option.
        ----- -- ------

     1.1 The Company  hereby  grants to the  Optionee  the right and option (the
"Option") to purchase  all or any part of an aggregate of "Amount"  whole Shares subject to, and in accordance  with,  the terms and conditions set forth in this
Agreement.

     1.2 The Option is not  intended  to qualify as an  Incentive  Stock  Option within the meaning of Section 422A of the Code.

     1.3 This Agreement  shall be construed in accordance  and consistent  with, and  subject  to,  the  provisions  of the Plan  (the  provisions  of which  are incorporated  herein by reference) and, except as otherwise  expressly set forth herein,  the  capitalized  terms  used in this  Agreement  shall  have  the same definitions as set forth in the Plan.

     2. Purchase Price.
        -------- -----

     The price at which the Optionee  shall be entitled to purchase  Shares upon the exercise of the Option shall be $22.5625 per Share.

     3. Duration of Option.
        -------- -- ------

     The Option shall be  exercisable  to the extent and in the manner  provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term");
provided,  however,  that the Option may be earlier  terminated  as  provided in
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Section 6 hereof.

     4. Exercisability of Option.
        -------------- -- ------

     Unless  otherwise  provided in this Agreement or the Plan, the Option shall entitle the Optionee to  purchase,  in whole at any time or in part from time to time, the shares covered by the option after the expiration of one (1) year from the Grant Date.

     5. Manner of Exercise and Payment.
        ------ -- -------- --- -------

     5.1 Subject to the terms and conditions of this Agreement and the Plan, the
Option may be  exercised by delivery of written  notice to the  Company,  at its principal  executive  office.  Such  notice  shall  state that the  Optionee  is electing to exercise the Option and the number of Shares in respect of which the
Option  is being  exercised  and  shall  be  signed  by the  person  or  persons exercising  the Option.  If requested,  such person or persons shall (i) deliver this  Agreement  to the  Secretary  of the Company who shall  endorse  thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

     5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full  purchase  price for the Shares in respect of which the Option is being exercised,  in cash, by check, or by transferring Shares to the Company having a
Fair Market value on the day  preceding  the date of exercise  equal to the cash amount for which such Shares are substituted.

     5.3 Upon  receipt of notice of exercise  and full payment for the Shares in respect of which the Option is being  exercised,  the Company shall,  subject to
Section  12 of the Plan,  take such  action as may be  necessary  to effect  the transfer to the  Optionee of the number of Shares as to which such  exercise was effective.

     5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with  respect to, any Shares  subject to the Option until
(i) the Option shall have been exercised pursuant to the terms of this Agreement and the  Optionee  shall  have paid the full  purchase  price for the  number of
Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee,  and (iii) the Optionee's  name shall have been entered as a stockholder  of record on the books of the Company, whereupon the Optionee  shall have full voting and other  ownership  rights with respect to such Shares.

     6. Termination of Service.
        ----------- -- -------

     6.1  Termination  for  Cause.  If  the  Optionee's  service  as a  Director
          -----------  ---  -----
terminates  for Cause,  the Option  shall  immediately  terminate in full and no rights hereunder may be exercised.

     6.2 Other Termination of Service.  If the Optionee's  service as a Director
         ----- ----------- -- -------
is terminated for any reason other than for Cause,  the Option shall continue to be  exercisable  in whole or in part (to the extent  exercisable  on the date of such  termination)  at any time  within  three (3) years  after the date of such termination,  but in no event after the  expiration of the Exercise Term. In the event of the Optionee's  death,  the Option shall be exercisable,  to the extent provided in the Plan and this  Agreement,  by the legatee or legatees  under his will,  or by his personal  representatives  or  distributees  and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

     7. Effect of Change in Control.
        ------ -- ------ -- -------

     Notwithstanding  anything  contained in this Agreement to the contrary,  in the event of a Change in Control,  (i) the Option shall become  immediately  and fully  exercisable,  and (ii) the Optionee  will be  permitted to surrender  for cancellation within sixty (60) days after such Change in Control,  the Option or any portion of the Option to the extent not yet exercised and the Optionee shall be  entitled to receive  immediately  a cash  payment in an amount  equal to the excess,  if any, of (A) the greater of (x) the Fair  Market  value,  on the date preceding  the date of the  surrender,  of the  Shares  subject to the Option or portion of the Option  surrendered  or (y) the Adjusted Fair Market Value of the
Shares subject to the Option or the portion of the Option surrendered,  over (B)
the  aggregate  purchase  price  for such  Shares  under the  Option;  provided,
                                                                       ---------
however,  that if the Option  was  granted  within  six (6) months  prior to the
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Change in Control,  the Optionee shall be entitled to surrender for cancellation the  Option or any  portion  of the  Option  during  the sixty  (60) day  period following  the  expiration  of six (6) months from the Grant Date and to receive the amount described above with respect to such surrender for cancellation.

     8. Nontransferability.
        ------------------

     The Option shall not be  transferable  other than by will or by the laws of descent and distribution.  During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

     9. No Right to Continuing Service.
        -- ----- -- ---------- -------

     Nothing in this  Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to  continuance  of service as a director of the Company,  nor shall this  Agreement or the Plan interfere in any way with the right of the  Company  to  terminate  the  Optionee's  service as a director at any time.

     10. Adjustments.
         -----------

     In  the  event  of  a  Change  in  Capitalization,  the  Board  shall  make appropriate  adjustments  to the  number  and class of Shares or other  stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Board's adjustment shall be made in accordance with the provisions of Section 7 of the Plan and shall be effective  and final,  binding, and conclusive for all purposes of the Plan and this Agreement.

     11. Terminating Events.
         ----------- ------

     Subject to Section 7 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or  consolidation  of the Company
(a  "Transaction"),  the Option shall continue in effect in accordance  with its terms and the  Optionee  shall be  entitled  to receive in respect of all Shares subject to the Option,  upon exercise of the Option, the same number and kind of stock,  securities,  cash, property,  or other consideration that each holder of
Shares was entitled to receive in the Transaction.

     12. Optionee Bound by the Plan.
         -------- ----- -- --- ----

     The Optionee hereby  acknowledges  receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

     13. Modification of Agreement.
         ------------ -- ---------

     This Agreement may be modified,  amended, suspended, or terminated, and any terms or conditions may be waived, but only by a written instrument  executed by the parties hereto.

     14. Severability.
         ------------

     Should any  provision  of this  Agreement  be held by a court of  competent jurisdiction  to be  unenforceable  or invalid  for any  reason,  the  remaining provisions  of this  Agreement  shall not be affected by such  holding and shall continue in full force in accordance with their terms.

     15. Governing Law.
         --------- ---

     The  validity,  interpretation,   construction,  and  performance  of  this
Agreement shall be governed by the laws of the State of Delaware  without giving effect to the conflicts of laws principles thereof.

     16. Successors in Interest.
         ---------- -- --------

     This  Agreement  shall  inure to the  benefit of and be  binding  upon each successor  to the  Company.  This  Agreement  shall  inure to the benefit of the
Optionee's legal representatives.  All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final,  binding, and  conclusive  upon  the  Optionee's  heirs,  executors,  administrators,  and successors.

     17. Resolution of Disputes.
         ---------- -- --------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the  interpretation,  construction,  or  application  of this
Agreement  shall be determined by the Board.  Any  determination  made hereunder shall be final,  binding, and conclusive on the Optionee and the Company for all purposes.

ATTEST:                                NATIONAL SERVICE INDUSTRIES, INC.

______________________________         By:______________________________________
Secretary                                 James S. Balloun
                                          Chairman, President and
                                          Chief Executive Officer

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"Name"